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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.           )

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Filed by a Party other than the Registrant ☐
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Xponential, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia 30071

December 7, 2004

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Xponential, Inc. (the "Company") to be held on Tuesday, January 18, 2005 at 10:00 a.m. local time, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

        The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be conducted at the Annual Meeting.

        Directors and officers of the Company, as well as a representative of the Company's independent accountants, will be present at the Annual Meeting to respond to any questions you may have.

        It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the business operations of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,
Dwayne A. Moyers, Chairman of the Board

XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia 30071

Notice of Annual Meeting of Stockholders
To Be Held January 18, 2005

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Xponential, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, January 18, 2005 at 10:00 a.m. local time, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109 for the following purposes:

  1.
  To elect the directors of the Company;

  2.
  To approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2005; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only stockholders of record at the close of business on November 30, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

        The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE COMPANY DESIRES TO HAVE MAXIMUM REPRESENTATION AT THE MEETING AND REQUESTS THAT YOU SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

By Order of the Board of Directors,
Dwayne A. Moyers, Chairman of the Board
December 7, 2004 Norcross, Georgia

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN PROMPTLY
THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia 30071

PROXY STATEMENT
January 18, 2005

INTRODUCTION

        This Proxy Statement is furnished to the stockholders of Xponential, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company of proxies to be used in voting at the Annual Meeting of Stockholders (together with any and all adjournments thereof, the "Annual Meeting") to be held at 10:00 a.m., local time, on Tuesday, January 18, 2005, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109 or the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the enclosed form of proxy and a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2004 are being mailed to the stockholders of the Company on or about December 7, 2004. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

OUTSTANDING SHARES

        As of November 30, 2004 (the "Record Date"), the Company had 2,360,828 shares of Common Stock, $0.01 par value per share (the "Common Stock"), issued and outstanding and 500,042 shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred") issued and outstanding. The Common Stock and the Series B Preferred constitute all of the securities of the Company entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

        Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, each share of Series B Preferred entitles the holder thereof to 3.44 votes with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, the Common Stock and the Series B Preferred vote together as a single class with respect to each of such proposals.

        Holders of shares of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors at the Annual Meeting and holders of shares of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors at the Annual Meeting. Each share of Common Stock and Series B Preferred entitles the holder thereof to cast one vote with respect to the election of directors.

ACTION TO BE TAKEN UNDER THE PROXY

        Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors and FOR approval of the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2005.

        The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed advisable, vote to adjourn the meeting from time to time.

REVOCATION OF PROXIES

        A stockholder who executes a proxy has the power to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company or by timely delivering a valid, later-dated proxy. A stockholder may also revoke a previously given proxy by appearing and voting at the Annual Meeting. Attendance at the Annual Meeting by a stockholder will not, in and of itself, constitute a revocation by such stockholder of any proxy previously given.

QUORUM AND VOTING REQUIREMENTS

        A quorum for the Annual Meeting requires the presence in person or by proxy of the holders of majority of the shares entitled to vote at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting, until a quorum is obtained. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

        Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposal 2 requires the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote thereon that are present in person or represented by proxy at the Annual Meeting and that are voted for or against such proposal. Therefore, abstentions and broker non-votes as to Proposal 2 will be deemed shares not entitled to vote on such proposal, will not be counted as votes for or against such proposal, and will not be included in calculating the number of votes necessary for approval of such proposal.

SOLICITATION OF PROXIES

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. The Company has hired Continental Stock Transfer & Trust Company ("Continental") to solicit proxies. The Company will pay Continental a fee of approximately $3,000, plus reasonable expenses, for these services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such service. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        Action will be taken at the Annual Meeting for the election of six directors, each of whom will serve for a one-year term. Pursuant to Article IV.C.5(b) of the Amended and Restated Certificate of Incorporation of the Company, the holders of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors and the holders of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors.

        In December 2003 Donnelly McMillen, then a director of the Company, died, and in February 2004 John Boudreau resigned as a director of the Company. On July 13, 2004 J. Robert Collins was appointed as a director to represent the holders of Series B Preferred. The Nominating and Governance Committee is currently conducting a search for a qualified individual to fill the remaining vacancy on the Board of the Company, but as of the date of this Proxy Statement has not identified such individual. The Committee anticipates that it will recommend to the Board an individual to serve as a director of the Company in the near future. This individual will be submitted to a vote of the Board and, if approved, will serve until the next annual meeting of stockholders, at which all directors, including the newly appointed director, will be submitted to a vote of the stockholders.

        The Company's Nominating and Governance Committee and the Board of Directors have nominated the six persons named below to stand for election as directors at the Annual Meeting. Each of the persons nominated presently serves as a director of the Company. It is intended that the attorneys-in-fact named in the proxy will vote FOR the election of the director nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominees as the Nominating and Governance Committee and the Board may designate. All directors elected at the Annual Meeting will hold office for their respective terms and until their respective successors are elected and have qualified.

Series B Preferred Director Nominees

Name	Age	Business Experience	Director Since
J. Robert Collins	63	Dr. Collins was appointed to serve as a director of the Company by the Board on July 13, 2004. Since January 2003 Dr. Collins has been a principal with Collins & Collins, LLC, a business development and private capital company. He has served as a Distinguished Lecturer in Entrepreneurship in the College of Business and Technology, Texas A&M University-Commerce since September 1998. He previously served in a variety of executive capacities with E-Systems (now Raytheon Systems Company) and its subsidiaries from June 1977 to June 1998. Dr. Collins received a BS degree in Mathematics from Lamar University, ME and Ph.D. degrees in Electrical Engineering from Texas A&M University, and an MBA in Management from the University of Dallas.	July 2004
Jeffrey A. Cummer	47
		Mr. Cummer was appointed as a Vice President and Director of the Company in August 2002. Mr. Cummer served as President and a director of C/M Holdings, Inc. from November 1990 until its merger with and into the Company in August 2002. He has served as President of Hulen Capital Partners, Inc. (formerly Cummer/Moyers Capital Partners, Inc.) since July 1994. Mr. Cummer has served as President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Cummer is a Certified Financial Planner. He is also a registered investment advisor agent through SMH Capital Advisors, Inc.	August 2002
Dwayne A. Moyers	36
		Mr. Moyers was appointed as Chief Executive Officer of the Company in March 2004 and as Chairman of the Board in September 2002. He was appointed as a Vice President of the Company in August 2002 and as a Director in March 2001. He has served as President and as a Director of Xponential Advisors, Inc. since October 2003 and as Executive Vice President, Chairman of the Board and as a Director of PawnMart, Inc. since January 2003. Mr. Moyers served as Interim President of American IronHorse Motorcycle Company, Inc., a motorcycle manufacturer located in Fort Worth, Texas ("American IronHorse"), from June 2004 to July 2004 and as a director of that company since March 1998. Mr. Moyers served as Vice President, Secretary and Treasurer of C/M Holdings, Inc. from November 1994 until its merger with and into the Company in August 2002, and served as a director of that company from May 1997 until August 2002. He has served as Vice President of Hulen Capital Partners, Inc. since July 1994. Mr. Moyers has served as Vice President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as Vice President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Moyers is a registered investment advisor agent through SMH Capital Advisors, Inc.	March 2001

Common Stock Director Nominees

Name	Age	Business Experience	Director Since
Carroll Dawson	50	Mr. Dawson was appointed as a Director of the Company in November 2002. Mr. Dawson has served as President of AB-CO Markets, Inc., a Blockbuster Video franchisee, since December 1992; as general partner of Dawson Properties, Ltd., which owns real estate and securities investments, since April 1996; and as a director of the Bank of Weatherford in Weatherford, Texas since June 2000.	November 2002
James R. Richards	59
		Mr. Richards was appointed as a Director of the Company in May 2001. Mr. Richards is Managing Director of Texas Business Capital, Inc., a merchant banking firm. Mr. Richards served as Managing Director of Dillon-Gage Securities, Inc., an NASD broker/dealer from 1999 to 2001, and as Managing Director of Corporate Finance, Inc., a private investment banking firm from 1994 to 1999. He is a former certified public accountant, and worked with Deloitte & Touche, Certified Public Accountants, for over ten years.	May 2001
Robert W. Schleizer	50
		Mr. Schleizer was appointed as Executive Vice President, Chief Financial Officer, Secretary and Treasurer and as a Director of the Company in January 2001. Mr. Schleizer has served as Chief Financial Officer, Secretary, Treasurer and as a Director of Xponential Advisors, Inc. since October 2003; as Executive Vice President, Chief Financial Officer, Secretary and Treasurer and as a Director of PawnMart, Inc. since January 2003; and as Chief Financial Officer and Secretary of American IronHorse Motorcycle Company, Inc. since January 2004. Mr. Schleizer is a partner with Tatum CFO Partners, LLP, a national firm of Chief Financial Officers, and has extensive restructuring experience. He is a Certified Insolvency Recovery Adviser.	January 2001

        No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or subject to the requirements of Section 15(d) thereof.

        Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for any director.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SERIES B PREFERRED VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THREE PERSONS NAMED AS SERIES B PREFERRED DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THREE PERSONS NAMED AS COMMON STOCK DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

Meetings and Committees of the Board

        The Board held six meetings during Fiscal 2004. The Board also took action by written consent twice during Fiscal 2004. The Board has standing Audit, Compensation, and Nominating and Governance Committees. The Board has adopted written charters for the committees, which are available on the Company's web site set forth below. Each director attended at least 75% of the Board meetings and meetings of committees on which each served in Fiscal 2004.

        The Board has determined that three of six of the current directors of the Company are independent under the listing standards of The NASDAQ Stock Market. The independent directors are Mr. Richards, Mr. Dawson and Dr. Collins.

        The non-management members of the Board met in executive session without management at the four meetings of the Audit Committee during Fiscal 2004. In accordance with the Company's Corporate Governance Guidelines, executive sessions are chaired by the chairperson of a Board committee selected annually on a rotating basis. Mr. Richards, Chairman of the Audit Committee, will be the chairman of the executive sessions held in Fiscal 2005.

        Any interested party that wishes to communicate directly with the chairperson of the executive sessions or with the non-management directors as a group may do so by sending an e-mail to independentdirectors@xponential.us. Mr. Richards will forward the communications directed to the non-management directors to the current chairperson of the executive sessions.

        Certain documents relating to corporate governance matters are available on the Company's web site at www.xponential.us. These documents include the following:

  •
  Amended and Restated Articles of Incorporation, and all amendments thereto;

  •
  Bylaws;

  •
  Corporate Governance Guidelines;

  •
  Code of Business Conduct and Ethics;

  •
  Charter of the Nominating and Governance Committee, including the guidelines for selecting board candidates;

  •
  Charter of the Audit Committee; and

  •
  Charter of the Compensation Committee.

        Information contained on the Company's web site is not deemed to be a part of this Proxy Statement.

        During Fiscal 2004 the Audit Committee consisted of Mr. Richards (Chairman) and Mr. Dawson. Dr. Collins was appointed to the Audit Committee in August 2004 and did not serve on the committee in Fiscal 2004. Each member of the Audit Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Board has determined that Mr. Richards is an "audit committee financial expert" and "independent" as defined under the applicable rules of the Securities and Exchange Commission. A copy of the Audit Committee charter was included as Appendix A to the Proxy Statement for the Company's annual meeting of stockholders held on April 23, 2004, and is also available on the Company's website at www.xponential.us.

        The functions of the Audit Committee include (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in the Company's

Quarterly Reports on Form 10-QSB and the Company's Annual Report on Form 10-KSB, any significant adjustments proposed by the independent auditors and the Company's disclosures under "Management's Discussion and Analysis or Plan of Operation;" (v) making a recommendation to the Board regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors, internal audit staff and management to review the adequacy of the Company's internal controls; (ix) monitoring the Company's internal audit and accounting management and controls; (x) monitoring the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by the Company's employees with the Company's Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Audit Committee. The Audit Committee held four meetings during Fiscal 2004 and took no action by written consent during Fiscal 2004.

        During Fiscal 2004 the Compensation Committee consisted of Mr. Dawson (who was appointed Chairman in May 2004) and Mr. Richards (who served as Chairman until May 2004). Dr. Collins was appointed to the Compensation Committee in August 2004 and did not serve on the committee in Fiscal 2004. Each member of the Compensation Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Compensation Committee are to (i) establish the compensation of the president and chief executive officer of the Company, subject to ratification by the Board; (ii) approve the compensation, based on the recommendations of the senior executive officers, of certain other senior executives of the Company and its subsidiaries; (iii) periodically review the succession plans for the Company's executive officers; (iv) serve as the administrative committee for the Company's stock option, incentive stock and other equity-based plans; and (v) act as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code. The Compensation Committee held three meetings during Fiscal 2004 and took no action by written consent during Fiscal 2004.

        During Fiscal 2004 the Nominating and Governance Committee consisted of Mr. Richards (Chairman) and Mr. Dawson. Dr. Collins was appointed to the Nominating and Governance Committee in August 2004 and did not serve on the committee in Fiscal 2004. Each member of the Nominating and Governance Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Nominating and Governance Committee are to (i) recommend nominees to stand for election at annual stockholders meetings, to fill vacancies on the Board and to serve on committees of the Board; (ii) establish procedures and assist in identifying candidates for Board membership; (iii) review the qualifications of candidates for Board membership; (iv) review compensation arrangements in effect for non-management members of the Board and recommend changes deemed appropriate; (v) establish and review, for recommendation to the Board, guidelines and policies on the size and composition of the Board, the structure, composition and functions of the committees of the Board, and other significant corporate governance principles and procedures; (vi) monitor compliance by the non-management directors with the Company's Code of Business Conduct and Ethics; (vii) develop succession plans for the directors; and (viii) undertake additional activities within the scope of the primary functions of the Nominating and Governance Committee as it and the Board may determine. The Nominating and Governance Committee may from time to time engage director search firms to assist it in identifying and evaluating potential Board candidates. The Nominating and Governance Committee held one meeting during Fiscal 2004 and took no action by written consent during Fiscal 2004.

        The Nominating and Governance Committee will consider candidates nominated by stockholders in accordance with the procedures set forth in the Company's bylaws. Under the Company's bylaws,

nominations, other than those made by the Board or the Nominating and Governance Committee, must be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder's request to nominate a person for election to the Board at an annual meeting of stockholders, together with the written consent of such person to serve as a director, must be received by the Secretary of the Company not less than 90 days nor more than 150 days prior to the date of such annual meeting of stockholders. To be in proper written form, the notice must contain certain information concerning the nominee and the stockholder submitting the nomination.

        The Board has adopted guidelines for selecting candidates for election to the Board. Under these guidelines, each director should:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  •
  be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director; and

  •
  have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

        The Nominating and Governance Committee will evaluate eligible stockholder-nominated candidates for election to the Board in accordance with the Corporate Governance Guidelines. The full text of the Corporate Governance Guidelines is attached as Appendix A to the charter of the Nominating and Governance Committee, which is available on the Company's web site described above.

        The Company has a policy that requires Board members to attend the annual meeting of stockholders. All of the then directors attended the April 2004 annual meeting of stockholders. The Company expects that at least a majority of the directors will attend the January 2005 annual meeting of stockholders.

Director Compensation

        Non-employee Directors are paid a fee of $1,000 for attendance at each meeting of the Board. In addition, non-employee committee members are paid a fee of $500 for attendance at each committee meeting. Directors are also reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board or a committee thereof. During Fiscal 2004, a total of $20,000 was paid in director fees.

        Non-employee Directors are also eligible for stock option grants under the Company's 2003 Stock Option Plan. The number of shares subject to options, as well as the other terms and conditions of the awards (such as vesting and exercisability schedules and termination provisions) are within the discretion of the Compensation Committee. During Fiscal 2004, 30,000 options were granted to non-employee Directors.

PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to approval by the stockholders, the Board has selected Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2005. Grant Thornton LLP has acted in such capacity for the Company since April 2, 2002 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent public accountants.

        Representatives of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2005. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING JUNE 30, 2005.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Management

        The following table sets forth certain information regarding beneficial ownership of securities of the Company as of November 1, 2004 by each director, the Named Executive Officers identified in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Robert W. Schleizer(3)	Common	120,000 shares	(4)	5.04%
Jeffrey A. Cummer(5)	Common Series A Preferred	587,696 shares 339,622 shares	(6)(7) (8)	24.68 31.69	% %
Dwayne A. Moyers(5)	Common Series A Preferred	433,380 shares 227,907 shares	(6)(9) (10)	18.01 21.27	% %
James R. Richards(11)	Common	45,000 shares	(12)	1.87%
Roger F. Hogan(3)	Common	20,000 shares	(13)	*
Carroll Dawson(14)	Common Series A Preferred	29,274 shares 5,778 shares	(15) (16)	1.23 *	%
J. Robert Collins(17)	Common	0 shares		*
All directors and executive officers as a group (8 persons)	Common Series A Preferred	1,062,568 shares 453,202 shares	(18) (19)	41.98 42.29	% %

*
Less than 1% of the outstanding shares of the class.

(1)
Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)
Based on 2,360,828 shares of Common Stock issued and outstanding on November 1, 2004, as adjusted for the conversion of shares of Series B Preferred Stock into shares of Common Stock and the exercise of options exercisable within sixty days from November 1, 2004 for a specific stockholder pursuant to Rule 13d-3(d)(1) under the 1934 Act; and based on 1,071,636 shares of Series A Preferred Stock issued and outstanding on November 1, 2004. The shares of Series A Preferred Stock are not convertible and have no voting rights except as required by law.

(3)
The business address for Mr. Schleizer and Mr. Hogan is 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071.

(4)
Represents 75,000 shares of Common Stock owned directly, 15,000 shares of Common Stock which Mr. Schleizer has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, 25,000 shares of Common Stock owned by Tatum CFO Partners, LLP ("Tatum") and 5,000 shares of Common Stock which Tatum has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to it under the 2003 Stock Option Plan. Mr. Schleizer is a limited partner of Tatum.

(5)
The business address for Mr. Cummer and Mr. Moyers is 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

(6)
Does not include 554,011 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(7)
Represents 22,568 shares of Common Stock owned directly, 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred Stock owned directly, 20,000 shares of Common Stock which Mr. Cummer has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred owned by Investors Strategic Partners I, Ltd. ("ISP"), of which Hulen Capital Partners, Inc. ("HCP") is the general partner. Mr. Cummer is an officer, director and shareholder of HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP.

(8)
Represents 219,517 shares of Series A Preferred Stock owned directly and 120,105 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(9)
Represents 22,568 shares of Common Stock owned directly, 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred Stock owned directly, 45,000 shares of Common Stock which Mr. Moyers has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP.

(10)
Represents 107,802 shares of Series A Preferred Stock owned directly and 120,105 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(11)
Mr. Richards' address is 4431 Walnut Hill Lane, Dallas, Texas 75229.

(12)
Represents 45,000 shares of Common Stock which Mr. Richards has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the Company's 2003 Stock Option Plan.

(13)
Represents 10,000 shares of Common Stock owned directly and 10,000 shares of Common Stock which Mr. Hogan has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan.

(14)
Mr. Dawson's business address is 1108 South Main Street, Weatherford, Texas 76086.

(15)
Represents 9,274 shares of Common Stock issuable upon conversion of 2,696 shares of Series B Preferred Stock owned by Dawson Properties, Ltd., a Texas limited partnership ("Dawson Properties") of which Mr. Dawson is general partner, and 20,000 shares of Common Stock which Mr. Dawson has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the Company's 2003 Stock Option Plan.

(16)
Represents 5,778 shares of Series A Preferred Stock owned by Dawson Properties, of which Mr. Dawson is general partner.

(17)
Dr. Collins address is 1150 County Road 610, Farmersville, Texas 75442.

(18)
Represents 165,136 shares of Common Stock owned directly by directors and executive officers, 170,000 shares of Common Stock which the directors and executive officers have the right to acquire within sixty days from November 1, 2004 pursuant to options granted to them under the 2003 Stock Option Plan, 534,650 shares of Common Stock issuable upon conversion of 155,423 shares of Series B Preferred Stock owned directly by directors and executive officers, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

(19)
Represents 333,097 shares of Series A Preferred Stock owned directly by directors and executive officers, and 120,105 shares of Series A Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

Certain Beneficial Owners

        The following table sets forth as of November 1, 2004 certain information with respect to the number of shares of each class of voting securities beneficially owned by each person who is known by management to beneficially own more than five percent (5%) of any class of the Company's outstanding voting securities.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Robert W. Schleizer(3)	Common	120,000 shares	(4)	5.04%
Jeffrey A. Cummer(5)	Common Series A Preferred	587,696 shares 339,622 shares	(6)(7) (8)	24.68 31.69	% %
Dwayne A. Moyers(5)	Common Series A Preferred	433,380 shares 227,907 shares	(6)(9) (10)	18.01 21.27	% %
SMH Capital Advisors, Inc.(5)	Common	554,011 shares	(11)	23.47%
Investors Strategic Partners I, Ltd.(5)	Common Series A Preferred	192,782 shares 120,105 shares	(12)	8.17 11.21	% %

(1)
Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)
Based on 2,360,828 shares of Common Stock issued and outstanding on November 1, 2004, as adjusted for the conversion of shares of Series B Preferred Stock into shares of Common Stock and the exercise of options exercisable within sixty days from November 1, 2004 for a specific stockholder pursuant to Rule 13d-3(d)(1) under the 1934 Act; and based on 1,071,636 shares of Series A Preferred Stock issued and outstanding on November 1, 2004. The shares of Series A Preferred Stock are not convertible and have no voting rights except as required by law.

(3)
The business address for Mr. Schleizer is 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071.

(4)
Represents 75,000 shares of Common Stock owned directly, 15,000 shares of Common Stock which Mr. Schleizer has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, 25,000 shares of Common Stock owned by Tatum CFO Partners, LLP ("Tatum") and 5,000 shares of Common Stock which Tatum has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to it under the 2003 Stock Option Plan. Mr. Schleizer is a limited partner of Tatum.

(5)
The business address for Mr. Cummer, Mr. Moyers, SMH Capital Advisors, Inc. and Investors Strategic Partners I, Ltd. is 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

(6)
Does not include 554,011 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(7)
Represents 22,568 shares of Common Stock owned directly, 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred Stock owned directly, 20,000 shares of Common Stock which Mr. Cummer has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred owned by Investors Strategic Partners I, Ltd. ("ISP"), of which Hulen Capital Partners, Inc. ("HCP") is the general partner. Mr. Cummer is an officer, director and shareholder of HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP.

(8)
Represents 219,517 shares of Series A Preferred Stock owned directly and 120,105 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(9)
Represents 22,568 shares of Common Stock owned directly, 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred Stock owned directly, 45,000 shares of Common Stock which Mr. Moyers has the right to acquire within sixty days from November 1, 2004 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP.

(10)
Represents 107,802 shares of Series A Preferred Stock owned directly and 120,105 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(11)
These shares are owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc.

(12)
Represents 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

        The following table sets forth the cash and noncash compensation for the fiscal year ended June 30, 2004 ("Fiscal 2004"), June 30, 2003 ("Fiscal 2003"), and the twelve months ended June 30, 2002 ("Fiscal 2002") of (i) the individuals who served as the Company's Chief Executive Officer during Fiscal 2004 and (ii) the Company's two other most highly compensated executive officers who were serving as executive officers as of the end of Fiscal 2004 and whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation(1)
Name and Principal Position				Restricted Stock Award(s) ($)		Securities Underlying Options (#)
	Year*	Salary ($)	Bonus ($)
Dwayne A. Moyers(2)(3) Chairman of the Board, Chief Executive Officer and Vice President	2004 2003 2002	44,206 134,135 2,000	— — —	34,544 — —	(4)	— 55,000 —
Robert W. Schleizer(5) Chief Financial Officer, Executive Vice President, Treasurer and Secretary	2004 2003 2002	274,418 180,000 245,762	— 150,000 —	— — —		— 130,000 —
Roger F. Hogan(6) Chief Operating Officer and Vice President of PawnMart	2004 2003 2002	110,000 110,000 91,000	16,400 36,271 —	— — —		— 25,000 —
John R. Boudreau(7) Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	174,415 144,000 144,554	— 150,000 —	— — —		— 130,000 —

*
On May 24, 2002 the Board of Directors changed the Company's fiscal year end from the Saturday nearest January 31 to June 30. Fiscal 2002 refers to last seven months of the Company's fiscal year ended February 2, 2002 and the five months of the Company's fiscal year ended June 30, 2002.

(1)
The Named Executive Officers received personal benefits in addition to salary and bonuses, the aggregate amount of which did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus, and is therefore not required to be reported.

(2)
Mr. Moyers was appointed Vice President in August 2002, Chairman of the Board in September 2002 and Chief Executive Officer in April 2004.

(3)
Compensation for 2003 includes salary and a one time investment fee of $75,000 in connection with the Merger. Mr. Moyers' compensation for 2002 includes directors fees.

(4)
Represents a total of 20,129 shares of Common Stock, valued as of the respective dates of grant. The value of such restricted stock was $31,401 at June 30, 2004. The issuance of such restricted stock was in lieu of salary in the amount of $34,544. Any dividends paid on the Company's

  Common Stock will also be paid on the restricted stock. The shares of restricted stock vest according to the following schedule:

Shares	100% Vest
10,672	03-31-06
4,585	12-31-05
4,872	09-30-05
(5)
Mr. Schleizer is a partner with Tatum CFO Partners, LLP ("Tatum"), which receives a resource fee equal to 20% of Mr. Schleizer's salary. Tatum received total payments of $57,242, $36,000 and $19,407 in Fiscal 2004, Fiscal 2003 and Fiscal 2002, respectively.

(6)
Mr. Hogan joined the Company in November 1994 as a store associate. He was promoted to Store Manager in April 1995, District Manager in August 1995, Regional Manager in January 2001, and to Chief Operating Officer in October 2001.

(7)
Mr. Boudreau was appointed Chairman of the Board, President and Chief Executive Officer in June 2001. He resigned as Chairman in September 2002 and as Chief Executive Officer in April 2004.

Option Grants to Executives

        No stock options were granted to the Named Executive Officers in Fiscal 2004.

Option Exercises and Values

        The following table sets forth the value of exercised options and unexercised options at the end of Fiscal 2004 for the Named Executive Officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexecisable	Value of Unexercised In-The-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Dwayne A. Moyers	—	—	45,000/10,000	$56,250/$12,500
John R. Boudreau	100,000	$100,000	0/0	$0/$0
Robert W. Schleizer	100,000	$100,000	20,000/10,000	$25,000/$12,500
Roger F. Hogan	10,000	$10,000	10,000/5,000	$12,500/$6,250

(1)
The fair market value of the underlying Common Stock for purposes of this table was $1.25 per share at November 1, 2004.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        The Company has not entered into any employment contract between the Company and any Named Executive Officer nor any other compensatory plan or arrangement, including payments to be received from the Company, with respect to a Named Executive Officer that will result from any termination of employment, a change in control of the Company, or a change in the officer's responsibilities following a change in control of the Company, in which the amount involved, including all periodic payments or installments, exceeds $100,000.

AUDIT COMMITTEE REPORT

        The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting process, and is more fully described in its charter, a copy of which was included as Appendix A to the Proxy Statement for the Company's annual meeting of stockholders held on April 23, 2004, and is also available on the Company's website at www.xponential.us.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        Grant Thornton LLP served as the Company's independent auditors for Fiscal 2003 and Fiscal 2004.

        The Audit Committee has reviewed the fees billed by Grant Thornton LLP to the Company with respect to Fiscal 2003 and Fiscal 2004, which consist of the following:

          Audit Fees.    The aggregate fees billed for professional services rendered by Grant Thornton LLP for both the audit of the Company's financial statements as of and for the fiscal year ended June 30, 2003 and 2004 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and Form 10-QSB for Fiscal 2003 and Fiscal 2004 were $91,873 in Fiscal 2003 and $91,535 in Fiscal 2004. These fees were approved by the Audit Committee.

          Audit-Related Fees.    The aggregate fees billed by Grant Thornton LLP for audit-related services were $0 in Fiscal 2003 and $738 in Fiscal 2004. These services in Fiscal 2004 consisted of review of the Company's proxy statement and attendance at the 2003 annual shareholders meeting. These were no audit related services billed in Fiscal 2003.

          Tax Fees.    The aggregate fees billed by Grant Thornton LLP for tax services were $0 in Fiscal 2003 and $0 in Fiscal 2004. There were no tax services provided by Grant Thornton LLP in Fiscal 2003 or Fiscal 2004.

          All Other Fees.    The aggregate fees billed by Grant Thornton LLP for all other services were $0 in Fiscal 2003 and $20,190 in Fiscal 2004. There were no other services provided in Fiscal 2003. These services in Fiscal 2004 consisted of review of the Company's Form SB-2 filed on January 26, 2004.

        Under its Charter, the Audit Committee must pre-approve all engagements of the Company's independent auditors unless and exception to such pre-approval exits under the 1934 Act or the rules of the Securities and Exchange Commission. Each year the independent auditors' retention to audit the Company's financial statements, including the associated fee, is approved by the Audit Committee. At the beginning of the fiscal year the Audit Committee will evaluate other known potential engagements of the independent auditors, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditors' independence from management. At each subsequent Audit Committee meeting the Audit Committee will receive updates on the services actually provided by the independent auditors and management may present additional services for approval. During Fiscal 2004 each new engagement of Grant Thornton was approved in advance by the Audit Committee.

        The Committee has reviewed and discussed the audited financial statements of the Company for Fiscal 2004 with the Company's management and has discussed with Grant Thornton LLP the matters required to be discussed by Statements on Auditing Standards Board Standard No. 61, as amended, Communication with Audit Committees. In addition, Grant Thornton LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Grant Thornton LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for Fiscal 2004 for filing with the Securities and Exchange Commission.

Audit Committee
James R. Richards, Chairman Carroll Dawson J. Robert Collins

        In the opinion of the Board, no member of the Audit Committee has a relationship with the Company that would interfere with the exercise of that member's independent judgment in carrying out the responsibilities of a director.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Certain Relationships and Related Party Transactions

        The Company was not a party to any transactions or series of transactions in amounts exceeding $60,000 with directors, nominees for directors, executive officers, security holders discussed under "Security Ownership of Certain Beneficial Owners and Management," or a member of the immediate family of any of the foregoing, during the last two years, other than the following:

        On October 3, 2003 the Company purchased from American IronHorse Motorcycle Company, Inc. ("American IronHorse") a $1,000,000 principal amount 12% secured subordinated note due September 30, 2004 (the "2003 Note") and a warrant to purchase 100,000 shares of common stock of American IronHorse at $15.00 per share. In connection with the purchase of such securities, American IronHorse granted to the Company, for a period of thirty days immediately following December 31, 2003, the right to purchase up to 166,666 shares of common stock of American IronHorse at $6.00 per share (the "Additional Shares"). On January 30, 2004 the Company converted the 2003 Note into common stock of American IronHorse at a rate of one share for each $6.00 of principal converted, for a total of 166,666 shares. In connection with the Company's purchase of the 2003 Note, the Company received a fee of 5% of the purchase price, or $50,000, and received an additional $50,000 fee upon conversion of the 2003 Note.

        On December 22, 2003 the Company subscribed for 225,000 shares of common stock of American IronHorse pursuant to a rights offering by American IronHorse at $6.00 per share (total $1,350,000). On July 30, 2004 the Company subscribed for an additional 100,000 shares of common stock of American IronHorse pursuant to the rights offering share (total $600,000).

        In December 2003 the Company purchased 17,370 shares of common stock of American IronHorse from a former employee for $104,220. The Company also purchased 1,800 shares of Series A Preferred Stock and 735 shares of Series B Preferred Stock from the same former employee for $16,044 and $11,304, respectively, which the Company subsequently converted into 4,558 shares of common stock of American IronHorse. In December 2003 the Company also purchased a total of

$104,000 in principal amount of American IronHorse notes from a terminated employee and her family members for $104,815, which the Company subsequently converted into 10,154 shares of common stock of American IronHorse.

        In connection with the Company's investment in American IronHorse, on October 3, 2003 the Company's subsidiary Xponential Advisors, Inc. entered into a management agreement with American IronHorse. For these services, Xponential Advisors, Inc. received a management fee of $5,700 per week for the services of John R. Boudreau, a former director and officer of the Company, and twenty-five (25) shares of common stock of American IronHorse for each hour worked by Robert W. Schleizer, up to a maximum of 24 hours per week. On April 1, 2004 John R. Boudreau became a full-time employee of American IronHorse and American IronHorse discontinued paying Xponential Advisors, Inc. the weekly fee under the management agreement. Mr. Boudreau subsequently resigned his positions with both companies. Although the management agreement terminated on July 31, 2004, Xponential Advisors, Inc. continues to provide management services to the Company. As of November 1, 2004 Xponential Advisors, Inc. has received a total of 27,800 shares of common stock of American IronHorse as compensation for its management services.

        In March 2004 the Company entered into a stock purchase and stock option agreement with a shareholder of American IronHorse to purchase up to 84,000 shares of common stock of American IronHorse for $6.00 per share, of which all shares have been purchased. On July 28, 2004 the Company entered into a stock purchase agreement with the same shareholder for the purchase of 100,000 shares of common stock of American IronHorse for $6.00 per share, of which all shares have been purchased.

        At November 1, 2004 the Company and its subsidiary Xponential Advisors, Inc. collectively owned 735,548 shares (exclusive of warrants to purchase 100,000 shares of common stock of American IronHorse), or 13.91% of the outstanding common stock of American IronHorse.

        In addition to the shares owned by the Company and its subsidiary discussed in the preceding paragraph, at November 1, 2004 directors and officers of the Company, directly and through affiliates, collectively owned 1,273,753 shares (exclusive of warrants to purchase 208,707 shares and options to purchase 29,166 shares of common stock of American IronHorse), or 24.09% of the outstanding common stock of American IronHorse. Dwayne A. Moyers, a director and officer of the Company, is also a director of American IronHorse.

        Sanders Morris Harris, Inc., a related party which employs Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, executes security transactions for the Company. Commissions earned by Sanders Morris Harris, Inc. were $11,302 for Fiscal 2003 and $40,927 for Fiscal 2004.

        No family relationship exists among the executive officers and directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the 1934 Act requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of subsequent changes in ownership. Such persons are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file with the Securities and Exchange Commission. The Securities and Exchange Commission has established specific due dates for these reports and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely on the Company's review of copies of such forms (and amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that all the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock complied with all Section 16(a) filing requirements during Fiscal 2004, with the exception of the following reports which were not timely filed. Jeffrey A. Cummer and Dwayne A. Moyers each filed one late Form 4 to report the acquisition of shares of Common Stock under the Company's Capital Incentive Program on September 30, 2003. Upon discovery of the omissions, the relevant forms were immediately filed on December 3, 2003. John R. Boudreau, Roger F. Hogan and Robert W. Schleizer each filed one late Form 4 to report the exercise of stock options on November 24, 2003. Upon discovery of the omissions, the relevant forms were immediately filed on January 7, 2004.

STOCKHOLDER PROPOSALS

        Stockholder proposals to be included in the Company's Proxy Statement relating to the next Annual Meeting of Stockholders must be received no later than August 9, 2005 at the Company's principal executive offices, 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071, Attention: Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring other business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Bylaws of the Company are available on the Company's web site at www.xponential.us.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

        A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders upon receipt by the Company of a request addressed to Xponential, Inc., 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071, Attention: Secretary.

        The enclosed form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board. The proxies and attorneys-in-fact named herein have been designated by your Board.

        The Board urges you, even if you presently plan to attend the Annual Meeting, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend the Annual Meeting.

XPONENTIAL, INC.
By Order of the Board of Directors,
Dwayne A. Moyers, Chairman of the Board
December 7, 2004 Norcross, Georgia

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPONENTIAL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 18, 2005
XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held January 18, 2005, or at any adjournment thereof, all shares of Xponential, Inc. which the undersigned may be entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

☐ FOR ALL NOMINEES (except as indicated to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all the nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

ITEM 1—Election of Directors Common Stock Director Nominees    Carroll Dawson    James R. Richards    Robert W. Schleizer

(To withhold authority to vote for any individual nominee, print the nominee's name).

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)
—FOLD AND DETACH HERE—

(CONTINUED FROM OTHER SIDE)

Please mark your votes as in this example.☒

ITEM 2—Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

ITEM 3—In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature ______________
Signature ______________
Dated ______________
IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPONENTIAL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 18, 2005
XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held January 18, 2005, or at any adjournment thereof, all shares of Xponential, Inc. which the undersigned may be entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

☐ FOR ALL NOMINEES (except as indicated to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all the nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

ITEM 1—Election of Directors Series B Preferred Director Nominees    J. Robert Collins    Jeffrey A. Cummer    Dwayne A. Moyers

(To withhold authority to vote for any individual nominee, print the nominee's name).

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)
—FOLD AND DETACH HERE—

(CONTINUED FROM OTHER SIDE)

Please mark your votes as in this example. ☒

ITEM 2—Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

ITEM 3—In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature ______________
Signature ______________
Dated ______________
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INTRODUCTION
OUTSTANDING SHARES
ACTION TO BE TAKEN UNDER THE PROXY
REVOCATION OF PROXIES
QUORUM AND VOTING REQUIREMENTS
SOLICITATION OF PROXIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
AUDIT COMMITTEE REPORT
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION
STOCKHOLDER PROPOSALS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB